Disposal of Assets	12 Months Ended
Dec. 31, 2022
Disclosure Of Noncurrent Assets Or Disposal Groups Classified As Held For Sale [Abstract]
Disposal of assets
B.7	Disposal of assets
Sell-down of Train 2
On 15 November 2021 the Group entered into a sale and purchase agreement with Global Infrastructure Partners (GIP) for the sale of a 49%
non-operating
participating interest in the Pluto Train 2 Joint Venture.
As at 31 December 2021, the Group reclassified the carrying value of the 49% interest in the Pluto Train 2 assets to assets held for sale. There were no recognised liabilities associated with the assets held for sale.
The transaction completed on 18 January 2022, reducing the Group’s participating interest from 100% to 51%. The Group recognised an initial
pre-tax
gain on sale of $427 million.
The arrangements require GIP to fund its 49% share of capital expenditure from 1 October 2021 and an additional amount of construction capital expenditure of $822 million on behalf of the Group. If the total capital expenditure incurred is less than $5,800 million, GIP will pay Woodside an additional amount equal to 49% of the under-spend. In the event of a cost overrun, Woodside will fund up to $822 million of GIP’s share of the overrun. Delays to the expected start-up
of production will result in payments by Woodside to GIP in certain circumstances. The arrangements include provisions for GIP to be compensated for exposure to additional Scope 1 emissions liabilities above agreed baselines, and to sell its 49% interest back to Woodside if the status of key regulatory approvals materially changes.
Given judgement was used to determine the consideration received, the Group is required to remeasure the variable consideration at each reporting period. As at 31 December 2022, the variable consideration has been remeasured with a $71 million revaluation gain recognised as other income, with a corresponding reduction to other liabilities
. The fair value of the remaining unpaid funding from GIP has been netted against the other liabilities
and will be recognised as oil and gas properties in the future.

Key estimates and judgements

Sell-down of Train 2
Given the arrangements include provisions for GIP to sell its 49% interest back to Woodside if the status of key regulatory environmental approvals materially changes and the requirement for Woodside to fund up to $822 million of GIP’s share in the event of a cost overrun, judgement is required to determine if the sell-down of Train 2 constitutes a sale and if a portion of the transaction price should be considered a variable consideration.

Judgement was used to determine that the sell-down of Train 2 constituted a sale given the various conditions included in the sale and purchase agreement. The Group determined that a sale occurred as control of the 49% interest was passed to GIP on completion date. Control is determined as the ability to direct the use of, and obtain substantially all of the economic benefits of, the associated interest.

Judgement was used to determine if it is highly probable that a significant reversal will not occur in relation to the consideration received. The Group estimated the variable consideration based on the construction capital expenditure cost profile, the development schedule, and assessing the probability and impact of any event which may result in a significant reversal. The constraining estimates of variable consideration have been applied resulting in the initial pre-tax gain on sale of $427 million.

The variable consideration is remeasured at each reporting period with any changes recognised through the consolidated income statement. As at 31 December 2022, the variable consideration has been remeasured with a $71 million revaluation gain recognised as other income.